Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Fourth Quarter 2023
February 6, 2024
American Financial Group, Inc.
Corporate Headquarters
Great American Insurance Group Tower 301 E Fourth Street
Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Fourth Quarter 2023

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/2023	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Highlights
Net earnings	$263	$177	$200	$212	$276	$852	$898
Core net operating earnings	238	208	202	247	255	895	993
Total assets	29,787	30,825	29,048	28,481	28,831	29,787	28,831
Adjusted shareholders’ equity (a)	4,562	4,536	4,490	4,375	4,578	4,562	4,578
Property and Casualty net written premiums	1,445	2,061	1,667	1,519	1,338	6,692	6,206
Per share data
Diluted earnings per share	$3.13	$2.09	$2.34	$2.49	$3.24	$10.05	$10.53
Core net operating earnings per share	2.84	2.45	2.38	2.89	2.99	10.56	11.63
Adjusted book value per share (a)	54.54	53.90	52.90	51.37	53.73	54.54	53.73
Dividends per common share	2.21	0.63	0.63	4.63	2.63	8.10	14.31
Financial ratios
Annualized return on equity (b)	23.0%	15.7%	17.9%	18.9%	24.2%	18.8%	19.2%
Annualized core operating return on equity (b)	20.9%	18.3%	18.2%	22.0%	22.3%	19.8%	21.2%
Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	60.7%	66.7%	60.2%	57.0%	60.8%	61.5%	59.6%
Underwriting expense ratio	27.0%	25.5%	31.7%	32.2%	25.8%	28.8%	27.6%

Combined ratio - Specialty	87.7%	92.2%	91.9%	89.2%	86.6%	90.3%	87.2%

(a)	Excludes unrealized gains (losses) related to fixed maturity investments, a reconciliation to the GAAP measure is on page 13.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Property and Casualty Insurance
Underwriting profit	$211	$142	$124	$154	$218	$631	$776
Net investment income	161	170	191	207	159	729	683
Other income (expense)	(15)	(14)	(16)	(11)	(14)	(56)	(40)

Property and Casualty Insurance operating earnings	357	298	299	350	363	1,304	1,419
Interest expense of parent holding companies	(19)	(19)	(19)	(19)	(20)	(76)	(85)
Other expense	(34)	(22)	(22)	(23)	(25)	(101)	(86)

Pretax core operating earnings	304	257	258	308	318	1,127	1,248
Income tax expense	66	49	56	61	63	232	255

Core net operating earnings	238	208	202	247	255	895	993
Non-core items, net of tax:
Realized gains (losses) on securities	25	(15)	(1)	(37)	21	(28)	(92)
Realized loss on subsidiaries	—	(4)	—	—	—	(4)	—
Special A&E charges - Former Railroad and Manufacturing operations	—	(12)	—	—	—	(12)	—
Gain (loss) on retirement of debt	—	—	(1)	2	—	1	(7)
Other non-core items	—	—	—	—	—	—	4

Net earnings	$263	$177	$200	$212	$276	$852	$898

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Core net operating earnings	$238	$208	$202	$247	$255	$895	$993

Net earnings	$263	$177	$200	$212	$276	$852	$898

Average number of diluted shares	83.817	84.745	85.172	85.378	85.350	84.774	85.324
Diluted earnings per share:
Core net operating earnings per share	$2.84	$2.45	$2.38	$2.89	$2.99	$10.56	$11.63
Realized gains (losses) on securities	0.29	(0.17)	(0.02)	(0.42)	0.25	(0.33)	(1.06)
Realized loss on subsidiaries	—	(0.04)	—	—	—	(0.04)	—
Special A&E charges - Former Railroad and Manufacturing operations	—	(0.15)	—	—	—	(0.15)	—
Gain (loss) on retirement of debt	—	—	(0.02)	0.02	—	0.01	(0.09)
Other non-core items	—	—	—	—	—	—	0.05

Diluted earnings per share	$3.13	$2.09	$2.34	$2.49	$3.24	$10.05	$10.53

American Financial Group, Inc. Property and Casualty Insurance - Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Property and Transportation	$67	$42	$32	$43	$68	$184	$208
Specialty Casualty	114	78	95	88	128	375	500
Specialty Financial	45	29	10	26	33	110	114
Other Specialty	(14)	(6)	(14)	(2)	(12)	(36)	(42)

Underwriting profit - Specialty	212	143	123	155	217	633	780
Other core charges, included in loss and LAE	(1)	(1)	1	(1)	1	(2)	(4)

Underwriting profit - Property and Casualty Insurance	$211	$142	$124	$154	$218	$631	$776

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$2	$—	$(13)	$3	$5
Catastrophe losses	24	56	51	31	24	162	88

Total current accident year catastrophe losses	$25	$56	$53	$31	$11	$165	$93

Prior year loss reserve development (favorable) / adverse	$(56)	$(43)	$(62)	$(63)	$(59)	$(224)	$(285)

Combined ratio:
Property and Transportation	90.3%	94.8%	94.2%	91.0%	90.0%	92.8%	91.7%
Specialty Casualty	84.6%	89.4%	86.6%	87.5%	81.3%	87.0%	81.2%
Specialty Financial	81.3%	87.6%	95.0%	86.5%	83.1%	87.3%	83.7%
Other Specialty	118.9%	109.8%	122.2%	103.5%	118.1%	113.9%	117.1%
Combined ratio - Specialty	87.7%	92.2%	91.9%	89.2%	86.6%	90.3%	87.2%
Other core charges	0.1%	0.1%	(0.2%)	0.1%	(0.1%)	0.1%	0.1%

Combined ratio	87.8%	92.3%	91.7%	89.3%	86.5%	90.4%	87.3%

P&C combined ratio excl. catastrophe losses and prior year reserve development	89.6%	91.5%	92.4%	91.5%	89.3%	91.2%	90.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	62.6%	66.0%	60.7%	59.3%	63.5%	62.4%	62.8%
Current accident year catastrophe losses	1.4%	3.1%	3.5%	2.2%	0.8%	2.6%	1.6%
Prior accident year loss reserve development	(3.2%)	(2.3%)	(4.2%)	(4.4%)	(3.6%)	(3.4%)	(4.7%)

Loss and LAE ratio	60.8%	66.8%	60.0%	57.1%	60.7%	61.6%	59.7%

American Financial Group, Inc. Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Gross written premiums	$1,992	$3,140	$2,369	$2,155	$1,845	$9,656	$9,057
Ceded reinsurance premiums	(547)	(1,079)	(702)	(636)	(507)	(2,964)	(2,851)

Net written premiums	1,445	2,061	1,667	1,519	1,338	6,692	6,206
Change in unearned premiums	287	(206)	(160)	(82)	285	(161)	(121)

Net earned premiums	1,732	1,855	1,507	1,437	1,623	6,531	6,085
Loss and LAE	1,052	1,238	906	819	987	4,015	3,625
Underwriting expense	468	474	478	463	419	1,883	1,680

Underwriting profit	$212	$143	$123	$155	$217	$633	$780

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$1	$—	$2	$—	$(13)	$3	$5
Catastrophe losses	24	56	51	31	24	162	88

Total current accident year catastrophe losses	$25	$56	$53	$31	$11	$165	$93

Prior year loss reserve development (favorable) / adverse	$(57)	$(44)	$(61)	$(64)	$(58)	$(226)	$(289)

Combined ratio:
Loss and LAE ratio	60.7%	66.7%	60.2%	57.0%	60.8%	61.5%	59.6%
Underwriting expense ratio	27.0%	25.5%	31.7%	32.2%	25.8%	28.8%	27.6%

Combined ratio	87.7%	92.2%	91.9%	89.2%	86.6%	90.3%	87.2%

Specialty combined ratio excl. catastrophe losses and prior year reserve development	89.6%	91.5%	92.4%	91.5%	89.3%	91.2%	90.4%

Loss and LAE components:
Current accident year, excluding catastrophe losses	62.6%	66.0%	60.7%	59.3%	63.5%	62.4%	62.8%
Current accident year catastrophe losses	1.4%	3.0%	3.5%	2.2%	0.9%	2.5%	1.5%
Prior accident year loss reserve development	(3.3%)	(2.3%)	(4.0%)	(4.5%)	(3.6%)	(3.4%)	(4.7%)

Loss and LAE ratio	60.7%	66.7%	60.2%	57.0%	60.8%	61.5%	59.6%

American Financial Group, Inc. Property and Transportation - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Gross written premiums	$623	$1,592	$1,059	$872	$601	$4,146	$4,060
Ceded reinsurance premiums	(197)	(687)	(391)	(320)	(178)	(1,595)	(1,545)

Net written premiums	426	905	668	552	423	2,551	2,515
Change in unearned premiums	256	(77)	(134)	(77)	259	(32)	(28)

Net earned premiums	682	828	534	475	682	2,519	2,487
Loss and LAE	470	636	346	289	489	1,741	1,735
Underwriting expense	145	150	156	143	125	594	544

Underwriting profit	$67	$42	$32	$43	$68	$184	$208

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$2	$—	$—	$—	$(1)	$2	$3
Catastrophe losses	3	14	15	19	8	51	42

Total current accident year catastrophe losses	$5	$14	$15	$19	$7	$53	$45

Prior year loss reserve development (favorable) / adverse	$(12)	$(14)	$(21)	$(37)	$(13)	$(84)	$(92)

Combined ratio:
Loss and LAE ratio	69.0%	76.8%	64.8%	60.9%	71.8%	69.2%	69.8%
Underwriting expense ratio	21.3%	18.0%	29.4%	30.1%	18.2%	23.6%	21.9%

Combined ratio	90.3%	94.8%	94.2%	91.0%	90.0%	92.8%	91.7%

Combined ratio excl. catastrophe losses and prior year reserve development	91.5%	94.8%	95.1%	94.8%	90.8%	94.1%	93.5%

Loss and LAE components:
Current accident year, excluding catastrophe losses	70.2%	76.8%	65.7%	64.7%	72.6%	70.5%	71.6%
Current accident year catastrophe losses	0.6%	1.7%	2.9%	4.0%	1.0%	2.0%	1.9%
Prior accident year loss reserve development	(1.8%)	(1.7%)	(3.8%)	(7.8%)	(1.8%)	(3.3%)	(3.7%)

Loss and LAE ratio	69.0%	76.8%	64.8%	60.9%	71.8%	69.2%	69.8%

American Financial Group, Inc. Specialty Casualty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Gross written premiums	$1,069	$1,226	$1,012	$1,061	$1,007	$4,368	$4,115
Ceded reinsurance premiums	(369)	(397)	(319)	(339)	(352)	(1,424)	(1,387)

Net written premiums	700	829	693	722	655	2,944	2,728
Change in unearned premiums	37	(95)	18	(18)	31	(58)	(69)

Net earned premiums	737	734	711	704	686	2,886	2,659
Loss and LAE	438	463	421	417	381	1,739	1,453
Underwriting expense	185	193	195	199	177	772	706

Underwriting profit	$114	$78	$95	$88	$128	$375	$500

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$(1)	$—	$2	$—	$(1)	$1	$—
Catastrophe losses	9	17	6	3	8	35	11

Total current accident year catastrophe losses	$8	$17	$8	$3	$7	$36	$11

Prior year loss reserve development (favorable) / adverse	$(37)	$(22)	$(24)	$(27)	$(50)	$(110)	$(190)

Combined ratio:
Loss and LAE ratio	59.6%	63.1%	59.2%	59.2%	55.4%	60.3%	54.7%
Underwriting expense ratio	25.0%	26.3%	27.4%	28.3%	25.9%	26.7%	26.5%

Combined ratio	84.6%	89.4%	86.6%	87.5%	81.3%	87.0%	81.2%

Combined ratio excl. catastrophe losses and prior year reserve development	88.5%	90.0%	89.0%	90.9%	87.5%	89.6%	87.9%

Loss and LAE components:
Current accident year, excluding catastrophe losses	63.5%	63.7%	61.6%	62.6%	61.6%	62.9%	61.4%
Current accident year catastrophe losses	1.1%	2.3%	1.0%	0.4%	1.1%	1.2%	0.5%
Prior accident year loss reserve development	(5.0%)	(2.9%)	(3.4%)	(3.8%)	(7.3%)	(3.8%)	(7.2%)

Loss and LAE ratio	59.6%	63.1%	59.2%	59.2%	55.4%	60.3%	54.7%

American Financial Group, Inc. Specialty Financial - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Gross written premiums	$300	$322	$298	$222	$237	$1,142	$882
Ceded reinsurance premiums	(50)	(61)	(58)	(38)	(38)	(207)	(171)

Net written premiums	250	261	240	184	199	935	711
Change in unearned premiums	(6)	(29)	(45)	12	(6)	(68)	(13)

Net earned premiums	244	232	195	196	193	867	698
Loss and LAE	85	93	79	71	66	328	238
Underwriting expense	114	110	106	99	94	429	346

Underwriting profit	$45	$29	$10	$26	$33	$110	$114

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$(10)	$—	$3
Catastrophe losses	4	22	19	4	7	49	33

Total current accident year catastrophe losses	$4	$22	$19	$4	$(3)	$49	$36

Prior year loss reserve development (favorable) / adverse	$(8)	$(10)	$(11)	$(3)	$(8)	$(32)	$(47)

Combined ratio:
Loss and LAE ratio	34.8%	39.8%	40.9%	36.0%	33.8%	37.8%	34.1%
Underwriting expense ratio	46.5%	47.8%	54.1%	50.5%	49.3%	49.5%	49.6%

Combined ratio	81.3%	87.6%	95.0%	86.5%	83.1%	87.3%	83.7%

Combined ratio excl. catastrophe losses and prior year reserve development	82.7%	82.5%	91.1%	85.7%	85.3%	85.3%	85.6%

Loss and LAE components:
Current accident year, excluding catastrophe losses	36.2%	34.7%	37.0%	35.2%	36.0%	35.8%	36.0%
Current accident year catastrophe losses	2.0%	9.3%	9.6%	2.2%	1.9%	5.7%	4.9%
Prior accident year loss reserve development	(3.4%)	(4.2%)	(5.7%)	(1.4%)	(4.1%)	(3.7%)	(6.8%)

Loss and LAE ratio	34.8%	39.8%	40.9%	36.0%	33.8%	37.8%	34.1%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	69	66	66	61	61	262	252

Net written premiums	69	66	66	61	61	262	252
Change in unearned premiums	—	(5)	1	1	1	(3)	(11)

Net earned premiums	69	61	67	62	62	259	241
Loss and LAE	59	46	60	42	51	207	199
Underwriting expense	24	21	21	22	23	88	84

Underwriting profit (loss)	$(14)	$(6)	$(14)	$(2)	$(12)	$(36)	$(42)

Included in results above:
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$(1)	$—	$(1)
Catastrophe losses	8	3	11	5	1	27	2

Total current accident year catastrophe losses	$8	$3	$11	$5	$—	$27	$1

Prior year loss reserve development (favorable) / adverse	$—	$2	$(5)	$3	$13	$—	$40

Combined ratio:
Loss and LAE ratio	82.8%	76.2%	91.1%	69.0%	83.3%	80.0%	82.4%
Underwriting expense ratio	36.1%	33.6%	31.1%	34.5%	34.8%	33.9%	34.7%

Combined ratio	118.9%	109.8%	122.2%	103.5%	118.1%	113.9%	117.1%

Combined ratio excl. catastrophe losses and prior year reserve development	107.3%	101.2%	111.7%	92.0%	98.5%	103.3%	100.1%

Loss and LAE components:
Current accident year, excluding catastrophe losses	71.2%	67.6%	80.6%	57.5%	63.7%	69.4%	65.4%
Current accident year catastrophe losses	0.9%	4.9%	18.0%	7.5%	0.7%	0.2%	0.5%
Prior accident year loss reserve development	10.7%	3.7%	(7.5%)	4.0%	18.9%	10.4%	16.5%

Loss and LAE ratio	82.8%	76.2%	91.1%	69.0%	83.3%	80.0%	82.4%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22
Assets:
Total cash and investments	$15,263	$14,794	$14,489	$14,451	$14,512	$14,322
Recoverables from reinsurers	4,477	4,421	3,852	3,838	3,977	4,108
Prepaid reinsurance premiums	961	1,223	1,112	1,021	917	1,180
Agents’ balances and premiums receivable	1,471	2,088	1,796	1,459	1,339	1,698
Deferred policy acquisition costs	309	324	316	285	288	292
Assets of managed investment entities	4,484	4,871	5,235	5,391	5,447	5,099
Other receivables	1,171	1,377	721	637	886	1,328
Other assets	1,346	1,422	1,281	1,153	1,219	1,259
Goodwill	305	305	246	246	246	246

Total assets	$29,787	$30,825	$29,048	$28,481	$28,831	$29,532

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$13,087	$12,891	$11,925	$11,761	$11,974	$12,067
Unearned premiums	3,451	3,997	3,686	3,435	3,246	3,785
Payable to reinsurers	1,186	1,398	1,038	911	1,035	1,366
Liabilities of managed investment entities	4,307	4,728	5,098	5,258	5,332	5,002
Long-term debt	1,475	1,474	1,474	1,478	1,496	1,533
Other liabilities	2,023	2,356	1,834	1,697	1,696	1,847

Total liabilities	$25,529	$26,844	$25,055	$24,540	$24,779	$25,600
Shareholders’ equity:
Common stock	$84	$84	$85	$85	$85	$85
Capital surplus	1,372	1,372	1,377	1,374	1,368	1,358
Retained earnings	3,121	3,095	3,042	2,933	3,142	3,091
Unrealized gains (losses) - fixed maturities	(287)	(521)	(464)	(413)	(497)	(554)
Unrealized gains (losses) - fixed maturity-related cash flow hedges	(17)	(34)	(33)	(21)	(29)	(29)
Other comprehensive income (loss), net of tax	(15)	(15)	(14)	(17)	(17)	(19)

Total shareholders’ equity	4,258	3,981	3,993	3,941	4,052	3,932

Total liabilities and equity	$29,787	$30,825	$29,048	$28,481	$28,831	$29,532

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22
Shareholders’ equity	$4,258	$3,981	$3,993	$3,941	$4,052	$3,932
Unrealized (gains) losses related to fixed maturities	304	555	497	434	526	583

Adjusted shareholders’ equity	4,562	4,536	4,490	4,375	4,578	4,515
Goodwill	(305)	(305)	(246)	(246)	(246)	(246)
Intangibles	(213)	(217)	(102)	(105)	(108)	(111)

Tangible adjusted shareholders’ equity	$4,044	$4,014	$4,142	$4,024	$4,224	$4,158

Common shares outstanding	83.636	84.136	84.859	85.172	85.204	85.141
Book value per share:
Book value per share	$50.91	$47.31	$47.06	$46.27	$47.56	$46.18
Adjusted (a)	54.54	53.90	52.90	51.37	53.73	53.03
Tangible, adjusted (b)	48.35	47.71	48.80	47.25	49.58	48.84
Market capitalization
AFG’s closing common share price	$118.89	$111.67	$118.75	$121.50	$137.28	$122.93
Market capitalization	$9,943	$9,395	$10,077	$10,348	$11,697	$10,466
Price / Adjusted book value ratio	2.18	2.07	2.24	2.37	2.56	2.32

(a)	Excludes unrealized gains (losses) related to fixed maturity investments.
(b)	Excludes unrealized gains (losses) related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22
AFG senior obligations	$823	$823	$823	$828	$846	$884
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$823	$823	$823	$828	$846	$884
AFG subordinated debentures	675	675	675	675	675	675

Total principal amount of long-term debt	$1,498	$1,498	$1,498	$1,503	$1,521	$1,559
Shareholders’ equity	4,258	3,981	3,993	3,941	4,052	3,932
Less:
Unrealized (gains) losses related to fixed maturity investments	304	555	497	434	526	583

Total adjusted capital	$6,060	$6,034	$5,988	$5,878	$6,099	$6,074

Ratio of debt to total adjusted capital:
Including subordinated debt	24.7%	24.8%	25.0%	25.6%	24.9%	25.7%
Excluding subordinated debt	13.6%	13.6%	13.7%	14.1%	13.9%	14.6%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Property and Casualty Insurance
Paid Losses (GAAP)	$938	$805	$802	$881	$914	$3,426	$3,082

	12/31/2023	9/30/23	6/30/23	3/31/23	12/31/22	9/30/22
GAAP Equity (excluding AOCI)
Property and Casualty Insurance	$5,710	$5,786	$5,581	$5,392	$5,433	$5,527
Parent and other subsidiaries	(1,133)	(1,235)	(1,077)	(1,000)	(838)	(993)

AFG GAAP Equity (excluding AOCI)	$4,577	$4,551	$4,504	$4,392	$4,595	$4,534

Allowable dividends without regulatory approval
Property and Casualty Insurance	$946	$887	$887	$887	$887	$843

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - December 31, 2023
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$940	$285	$—	$1,225	8%
Fixed maturities - Available for sale	10,225	152	—	10,377	68%
Fixed maturities - Trading	57	—	—	57	0%
Equity securities - Common stocks	586	—	—	586	4%
Equity securities - Perpetual preferred	432	—	—	432	3%
Investments accounted for using the equity method	1,812	2	—	1,814	12%
Mortgage loans	643	—	—	643	4%
Real estate and other investments	211	93	(175)	129	1%

Total cash and investments	$14,906	$532	$(175)	$15,263	100%

	Carrying Value - December 31, 2022
	Property and Casualty Insurance	Parent & Other	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$622	$250	$—	$872	6%
Fixed maturities - Available for sale	9,505	590	—	10,095	70%
Fixed maturities - Trading	32	—	—	32	0%
Equity securities - common stocks	553	—	—	553	4%
Equity securities - perpetual preferred	457	—	—	457	3%
Investments accounted for using the equity method	1,699	1	—	1,700	12%
Mortgage loans	676	—	—	676	4%
Real estate and other investments	153	89	(115)	127	1%

Total cash and investments	$13,697	$930	$(115)	$14,512	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Property and Casualty Insurance:
Gross investment income excluding alternative investments
Fixed maturities	$131	$121	$117	$112	$107	$481	$358
Equity securities	7	8	8	9	13	32	35
Other investments (a)	21	19	16	13	14	69	40

Gross investment income excluding alternative investments	159	148	141	134	134	582	433
Gross investment income from alternative investments (b)	5	25	55	78	28	163	265

Total gross investment income	164	173	196	212	162	745	698
Investment expenses	(3)	(3)	(5)	(5)	(3)	(16)	(15)

Total net investment income	$161	$170	$191	$207	$159	$729	$683

Average cash and investments (c)	$15,227	$14,899	$14,498	$14,350	$14,304	$14,753	$14,048

Average yield - fixed maturities before inv expenses (d)	4.99%	4.68%	4.62%	4.40%	4.15%	4.67%	3.63%
Average yield - overall portfolio, net (d)	4.23%	4.56%	5.27%	5.77%	4.45%	4.94%	4.86%
Average tax equivalent yield - overall portfolio, net (d)	4.31%	4.63%	5.34%	5.83%	4.53%	5.01%	4.96%
AFG consolidated net investment income:
Property & Casualty core	$161	$170	$191	$207	$159	$729	$683
Parent & other	7	10	12	11	9	40	24
Consolidate CLOs	(9)	(12)	(5)	(1)	—	(27)	10

Total net investment income	$159	$168	$198	$217	$168	$742	$717

Average cash and investments (c)	$15,540	$15,264	$15,025	$15,058	$15,083	$15,254	$15,231

Average yield - overall portfolio, net (d)	4.09%	4.40%	5.27%	5.76%	4.46%	4.86%	4.71%
Average yield - fixed maturities before inv expenses (d)	5.01%	4.74%	4.67%	4.43%	4.19%	4.70%	3.54%

(a)	Includes income from mortgage loans, real estate, short-term investments, and cash equivalents.
(b)	Investment income on alternative investments is detailed on page 18.
(c)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(d)	Average yield is calculated by dividing investment income for the period by the average balance.

American Financial Group, Inc. Alternative Investments ($ in millions)

	Three Months Ended					Twelve Months Ended
	12/31/23	9/30/23	6/30/23	3/31/23	12/31/22	12/31/23	12/31/22
Property and Casualty Insurance:
Net Investment Income
Convertible fixed maturities MTM through investment income	$ (2)	$(11)	$8	$4	$—	$(1)	$—
Equity securities MTM through investment income (a)	1	7	14	16	7	38	8
Investments accounted for using the equity method (b)	(3)	17	28	57	21	99	267
AFG managed CLOs (eliminated in consolidation)	9	12	5	1	—	27	(10)

Total Property & Casualty	$5	$25	$55	$78	$28	$163	$265

Investments
Convertible fixed maturities MTM through investment income	$17	$17	$28	$19	$—	$17	$—
Equity securities MTM through investment income (a)	440	411	423	377	332	440	332
Investments accounted for using the equity method (b)	1,812	1,806	1,755	1,732	1,699	1,812	1,699
AFG managed CLOs (eliminated in consolidation)	175	143	136	132	115	175	115

Total Property & Casualty	$2,444	$2,377	$2,342	$2,260	$2,146	$2,444	$2,146

Annualized Return - Property & Casualty	0.8%	4.2%	9.6%	14.2%	5.3%	7.0%	13.2%
AFG Consolidated:
Net Investment Income
Convertible fixed maturities MTM through investment income	$ (2)	$(11)	$8	$4	$—	$(1)	$—
Equity securities MTM through investment income (a)	1	7	14	16	7	38	8
Investments accounted for using the equity method (b)	(3)	17	28	57	21	99	267
AFG managed CLOs (eliminated in consolidation)	9	12	5	1	—	27	(10)

Total AFG Consolidated	$5	$25	$55	$78	$28	$163	$265

Investments
Convertible fixed maturities MTM through investment income	$17	$17	$28	$19	$—	$17	$—
Equity securities MTM through investment income (a)	440	411	423	377	332	440	332
Investments accounted for using the equity method (b)	1,814	1,807	1,756	1,733	1,700	1,814	1,700
AFG managed CLOs (eliminated in consolidation)	175	143	136	132	115	175	115

Total AFG Consolidated	$2,446	$2,378	$2,343	$2,261	$2,147	$2,446	$2,147

Annualized Return - AFG Consolidated	0.8%	4.2%	9.6%	14.2%	5.3%	7.0%	13.2%

(a)

AFG records holding gains and losses in net investment income on its portfolio of limited partnerships and similar investments that do not qualify for equity method accounting and certain other securities classified at purchase as “fair value through net investment income.”

(b)	The majority of AFG’s investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions )

December 31, 2023	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$243	$236	$(7)	2%	2%
States, municipalities and political subdivisions	1,014	984	(30)	9%	6%
Foreign government	288	282	(6)	3%	2%
Residential mortgage-backed securities	1,787	1,658	(129)	16%	11%
Commercial mortgage-backed securities	75	74	(1)	1%	0%
Collateralized loan obligations	1,706	1,687	(19)	16%	11%
Other asset-backed securities	2,472	2,362	(110)	23%	15%
Corporate and other bonds	3,212	3,151	(61)	30%	21%

Total AFG consolidated	$10,797	$10,434	$(363)	100%	68%

Approximate duration - P&C	3.2 years
Approximate duration - P&C including cash	2.9 years
December 31, 2022	Book Value (a)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$233	$219	$(14)	2%	2%
States, municipalities and political subdivisions	1,234	1,186	(48)	12%	8%
Foreign government	266	252	(14)	2%	2%
Residential mortgage-backed securities	1,755	1,598	(157)	16%	11%
Commercial mortgage-backed securities	88	85	(3)	1%	1%
Collateralized loan obligations	1,987	1,921	(66)	19%	13%
Other asset-backed securities	2,428	2,245	(183)	22%	15%
Corporate and other bonds	2,766	2,621	(145)	26%	18%

Total AFG consolidated	$10,757	$10,127	$(630)	100%	70%

Approximate duration - P&C	3.1 years
Approximate duration - P&C including cash	2.9 years

(a)	Book Value is amortized cost, net of allowance for expected credit losses.

Appendix A American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2023 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$—	$371	$261	$1,425	$63	$1,500	$961	$23	$4,604	44%
AA	236	560	10	99	7	173	261	160	1,506	15%
A	—	44	5	26	1	13	542	839	1,470	14%
BBB	—	7	6	4	—	—	474	1,740	2,231	21%

Subtotal - Investment grade	236	982	282	1,554	71	1,686	2,238	2,762	9,811	94%
BB	—	—	—	2	3	—	7	195	207	2%
B	—	—	—	4	—	—	2	67	73	1%
CCC, CC, C	—	—	—	29	—	—	5	7	41	0%
D	—	—	—	4	—	—	—	—	4	0%

Subtotal - Non-Investment grade	—	—	—	39	3	—	14	269	325	3%
Not Rated (b)	—	2	—	65	—	1	110	120	298	3%

Total	$236	$984	$282	$1,658	$74	$1,687	$2,362	$3,151	$10,434	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$236	$977	$230	$1,606	$71	$1,633	$1,799	$1,043	$7,595	74%
2	—	7	—	2	—	—	474	1,769	2,252	22%

Subtotal	236	984	230	1,608	71	1,633	2,273	2,812	9,847	96%
3	—	—	—	1	3	—	8	195	207	2%
4	—	—	—	1	—	—	1	61	63	1%
5	—	—	—	3	—	—	9	67	79	1%
6	—	—	—	5	—	—	—	—	5	0%

Subtotal	—	—	—	10	3	—	18	323	354	4%
Total insurance companies	$236	$984	$230	$1,618	$74	$1,633	$2,291	$3,135	$10,201	100%

No NAIC designation (c)	—	—	—	—	—	1	9	11	21
Non-Insurance and Foreign Companies (d)	—	—	52	40	—	53	62	5	212

Total	$236	$984	$282	$1,658	$74	$1,687	$2,362	$3,151	$10,434

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 87% are NAIC 1 and 8% do not have a designation.

For Corp/Oth, 21% are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.

For Total, 58% are NAIC 1, 9% NAIC 2, 21% NAIC 5 and 7% do not have a designation.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	98% are investment grade rated.

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2022 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$219	$477	$239	$1,317	$63	$1,708	$860	$24	$4,907	49%
AA	—	648	9	6	14	169	347	163	1,356	13%
A	—	50	4	76	2	41	475	670	1,318	13%
BBB	—	7	—	—	3	—	443	1,287	1,740	17%

Subtotal - Investment grade	219	1,182	252	1,399	82	1,918	2,125	2,144	9,321	92%
BB	—	—	—	8	3	—	8	200	219	2%
B	—	—	—	8	—	—	1	51	60	1%
CCC, CC, C	—	—	—	103	—	—	5	1	109	1%
D	—	—	—	8	—	—	—	—	8	0%

Subtotal - Non-Investment grade	—	—	—	127	3	—	14	252	396	4%
Not Rated (b)	—	4	—	72	—	3	106	225	410	4%

Total	$219	$1,186	$252	$1,598	$85	$1,921	$2,245	$2,621	$10,127	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$219	$1,178	$213	$1,506	$82	$1,627	$1,657	$878	$7,360	78%
2	—	8	—	11	—	—	443	1,310	1,772	19%

Subtotal	219	1,186	213	1,517	82	1,627	2,100	2,188	9,132	97%
3	—	—	—	1	3	—	8	239	251	3%
4	—	—	—	—	—	—	1	46	47	0%
5	—	—	—	3	—	—	10	22	35	0%
6	—	—	—	1	—	—	—	—	1	0%

Subtotal	—	—	—	5	3	—	19	307	334	0
Total insurance companies	$219	$1,186	$213	$1,522	$85	$1,627	$2,119	$2,495	$9,466	100%

No NAIC designation (c)	—	—	—	—	—	3	—	20	23
Non-Insurance and Foreign Companies (d)	—	—	39	76	—	291	126	106	638
Total	$219	$1,186	$252	$1,598	$85	$1,921	$2,245	$2,621	$10,127

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 95% are NAIC 1 and 5% are NAIC 5.

For Corp/Oth, 44% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.

For Total, 46% are NAIC 1, 7% NAIC 2, 9% NAIC 3 and 26% are held by non-insurance companies.

(c)	Surplus notes and CLO equity tranches that are classified as other invested assets for STAT.
(d)	76% are investment grade rated.

Appendix C American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2023 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
Investment Grade
AAA	$—	$—	$11	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12	$23	1%
AA	5	—	18	43	39	29	5	—	—	10	—	—	—	11	160	5%
A	33	190	57	151	44	45	86	61	47	18	11	3	35	58	839	27%
BBB	579	210	151	41	69	101	72	79	68	51	110	45	40	124	1,740	55%

Subtotal	617	400	237	235	152	175	163	140	115	79	121	48	75	205	2,762	88%
BB	23	2	24	3	27	5	—	5	—	40	15	35	1	15	195	6%
B	—	—	2	—	10	8	—	4	—	24	—	—	4	15	67	2%
CCC, CC, C	—	—	2	—	—	—	—	—	—	—	—	—	—	5	7	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	23	2	28	3	37	13	—	9	—	64	15	35	5	35	269	8%
Not Rated (b)	—	—	4	11	18	10	—	—	28	—	—	20	6	23	120	4%

Total	$640	$402	$269	$249	$207	$198	$163	$149	$143	$143	$136	$103	$86	$263	$3,151	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Technology	Insurance	Consumer	Other Financials	Utilities	Autos	REITs	Retailers	Basic Industry	Media	Capital Goods	Other	Total	% Total
1	$38	$190	$86	$194	$92	$82	$92	$61	$55	$28	$11	$3	$35	$76	$1,043	33%
2	579	210	151	41	75	102	71	84	81	51	110	45	40	129	1,769	57%

Subtotal	617	400	237	235	167	184	163	145	136	79	121	48	75	205	2,812	90%
3	23	2	23	3	32	6	—	—	—	40	14	35	2	15	195	6%
4	—	—	1	—	4	8	—	4	—	24	—	—	4	16	61	2%
5	—	—	8	—	4	—	—	—	7	—	1	20	5	22	67	2%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	23	2	32	3	40	14	—	4	7	64	15	55	11	53	323	10%
Total insurance companies	$640	$402	$269	$238	$207	$198	$163	$149	$143	$143	$136	$103	$86	$258	$3,135	100%

No NAIC designation (c)	—	—	—	11	—	—	—	—	—	—	—	—	—	—	11
Non-Insurance and Foreign Companies	—	—	—	—	—	—	—	—	—	—	—	—	—	5	5

Total	$640	$402	$269	$249	$207	$198	$163	$149	$143	$143	$136	$103	$86	$263	$3,151

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	21% of not rated securities are NAIC 1, 21% NAIC 2, 46% NAIC 5 and 9% do not have a designation.
(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2022 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$10	$—	$—	$—	$—	$—	$—	$—	$—	$—	$14	$24	1%
AA	—	—	23	39	21	48	—	5	—	—	—	—	16	11	163	6%
A	52	144	43	54	129	29	54	17	3	—	42	45	—	58	670	26%
BBB	442	214	90	105	27	44	63	32	83	32	30	22	17	86	1,287	49%

Subtotal	494	358	156	208	177	121	117	54	86	32	72	67	33	169	2,144	82%
BB	22	—	12	23	1	22	2	49	8	34	11	1	5	10	200	7%
B	—	—	—	3	1	26	—	—	—	—	4	4	—	13	51	2%
CCC, CC, C	—	—	—	—	—	1	—	—	—	—	—	—	—	—	1	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	22	—	12	26	2	49	2	49	8	34	15	5	5	23	252	9%
Not Rated (b)	1	—	120	11	16	25	12	—	2	23	—	3	1	11	225	9%

Total	$517	$358	$288	$245	$195	$195	$131	$103	$96	$89	$87	$75	$39	$203	$2,621	100%

	Fair Value By Industry
NAIC designation	Asset Managers	Banking	Other Financials	Technology	Insurance	Consumer	REITs	Retailers	Basic Industry	Media	Autos	Capital Goods	Energy	Other	Total	% Total
1	$52	$144	$79	$103	$150	$88	$54	$22	$3	$—	$42	$45	$16	$80	$878	35%
2	443	213	91	105	29	48	75	32	83	32	30	24	17	88	1,310	53%

Subtotal	495	357	170	208	179	136	129	54	86	32	72	69	33	168	2,188	88%
3	22	—	12	29	2	27	2	49	10	54	11	2	6	13	239	9%
4	—	—	—	5	—	24	—	—	—	—	4	4	—	9	46	2%
5	—	—	—	3	—	8	—	—	—	3	—	—	—	8	22	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	22	—	12	37	2	59	2	49	10	57	15	6	6	30	307	12%
Total insurance companies	$517	$357	$182	$245	$181	$195	$131	$103	$96	$89	$87	$75	$39	$198	$2,495	100%

No NAIC designation (c)	—	—	6	—	14	—	—	—	—	—	—	—	—	—	20
Non-Insurance and Foreign Companies	—	1	100	—	—	—	—	—	—	—	—	—	—	5	106

Total	$517	$358	$288	$245	$195	$195	$131	$103	$96	$89	$87	$75	$39	$203	$2,621

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 84% are held by non-insurance companies and 11% are NAIC 1.

For the Total, 44% are held by non-insurance companies, 11% are NAIC 1, 12% NAIC 2 and 16% NAIC 3.

(c)	Surplus notes that are classified as other invested assets for STAT.

Appendix E American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2023 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Whole Business	Commercial Real Estate	Secured Financing (c)	TruPS	Single Family Rental	Triple Net Lease	Railcar	Aircraft	Auto	Other	Total	% Total
Investment Grade
AAA	$—	$385	$24	$46	$191	$157	$—	$—	$67	$91	$961	41%
AA	55	6	20	140	1	2	—	5	14	18	261	11%
A	10	—	75	16	—	24	168	54	—	195	542	23%
BBB	366	—	1	—	—	—	6	30	—	71	474	20%

Subtotal	431	391	120	202	192	183	174	89	81	375	2,238	95%
BB	—	—	1	—	—	—	—	6	—	—	7	0%
B	—	—	1	—	—	—	—	1	—	—	2	0%
CCC, CC, C	—	—	—	—	—	—	—	5	—	—	5	0%
D	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	2	—	—	—	—	12	—	—	14	0%
Not Rated (b)	—	—	96	—	—	—	—	5	—	9	110	5%

Total	$431	$391	$218	$202	$192	$183	$174	$106	$81	$384	$2,362	100%

	Fair Value By Collateral Type
NAIC designation	Whole Business	Commercial Real Estate ABS	Secured Financing (c)	TruPS	Single Family Rental	Triple Net Lease	Railcar	Aircraft	Auto	Other	Total	% Total
1	$65	$331	$215	$202	$192	$183	$167	$60	$81	$303	$1,799	79%
2	366	—	1	—	—	—	7	30	—	70	474	21%

Subtotal	431	331	216	202	192	183	174	90	81	373	2,273	100%
3	—	—	2	—	—	—	—	6	—	—	8	0%
4	—	—	—	—	—	—	—	1	—	—	1	0%
5	—	—	—	—	—	—	—	9	—	—	9	0%
6	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	2	—	—	—	—	16	—	—	18	0%
Total insurance companies	$431	$331	$218	$202	$192	$183	$174	$106	$81	$373	$2,291	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	9	9
Non-Insurance and Foreign Companies	—	60	—	—	—	—	—	—	—	2	62

Total	$431	$391	$218	$202	$192	$183	$174	$106	$81	$384	$2,362

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	87% of not rated securities are NAIC 1 and 8% do not have a designation.
(c)	Secured Financings are privately placed funding agreements secured primarily by Single Family Rental properties and Bank Loans.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2022 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Auto	Other	Total	% Total
Investment Grade
AAA	$456	$—	$40	$25	$138	$156	$—	$—	$5	$8	$3	$29	$860	38%
AA	8	60	186	25	21	11	—	7	—	12	13	4	347	16%
A	—	4	7	34	8	—	160	38	—	33	—	191	475	21%
BBB	—	326	—	1	—	—	6	26	62	—	—	22	443	20%

Subtotal	464	390	233	85	167	167	166	71	67	53	16	246	2,125	95%
BB	—	—	—	1	—	—	—	7	—	—	—	—	8	0%
B	—	—	—	—	—	—	—	1	—	—	—	—	1	0%
CCC, CC, C	—	—	—	—	—	—	—	5	—	—	—	—	5	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	1	—	—	—	13	—	—	—	—	14	0%
Not Rated (b)	—	—	—	95	—	—	—	5	—	—	—	6	106	5%

Total	$464	$390	$233	$181	$167	$167	$166	$89	$67	$53	$16	$252	$2,245	100%

	Fair Value By Collateral Type
NAIC designation	Commercial Real Estate	Whole Business	TruPS	Secured Financing (c)	Triple Net Lease	Single Family Rental	Railcar	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Auto	Other	Total	% Total
1	$358	$64	$233	$179	$167	$166	$160	$46	$5	$34	$16	$229	$1,657	78%
2	—	326	—	1	—	—	6	26	62	—	—	22	443	21%

Subtotal	358	390	233	180	167	166	166	72	67	34	16	251	2,100	99%
3	—	—	—	1	—	—	—	7	—	—	—	—	8	0%
4	—	—	—	—	—	—	—	1	—	—	—	—	1	0%
5	—	—	—	—	—	—	—	9	—	—	—	1	10	1%
6	—	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	—	—	1	—	—	—	17	—	—	—	1	19	1%
Total insurance companies	$358	$390	$233	$181	$167	$166	$166	$89	$67	$34	$16	$252	$2,119	100%

No NAIC designation	—	—	—	—	—	—	—	—	—	—	—	—	—
Non-Insurance and Foreign Companies	106	—	—	—	—	1	—	—	—	19	—	—	126

Total	$464	$390	$233	$181	$167	$167	$166	$89	$67	$53	$16	$252	$2,245

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	95% of not rated securities are NAIC 1 and 5% are NAIC 5.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, and Commercial and Residential mortgages.

Appendix G American Financial Group, Inc. Real Estate-Related Investments 12/31/2023 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,205	91%	94%	97%
Fund Investments	59	5%	—	—
QOZ Fund - Development	25	2%	—	—
Office	16	1%	88%	100%
Hospitality	10	1%	—	—
Land Development	5	—	—	—

Total	$1,320	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	36	37%	—
Office Building	9	9%	—
Land	2	2%	—

Total	$97	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value
Multifamily	$462	72%	66%
Hospitality	125	19%	49%
Office	56	9%	89%

Total	$643	100%	65%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.8 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/23
(c)	Collections for October - December

Appendix H American Financial Group, Inc. Real Estate-Related Investments 12/31/2022 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

		% of
Investment Type	Book Value	Book Value	Occupancy (b)	Collection Rate (c)
Multi-family	$1,127	92%	95%	98%
Fund Investments	52	4%	—	—
QOZ Fund - Development	19	2%	—	—
Office	15	1%	93%	100%
Hospitality	9	1%	—	—
Land Development	6	0%	—	—
Student Housing	1	0%	—	—

Total	$1,229	100%

Real Estate

		% of
Property Type	Book Value	Book Value	Debt
Resort & Marina	$50	52%	$—
Marina	35	36%	—
Office Building	10	10%	—
Land	2	2%	—

Total	$97	100%	$—

Mortgage Loans

		% of	Loan To
Property Type	Book Value	Book Value	Value
Multifamily	$491	73%	67%
Hospitality	127	19%	52%
Office	58	8%	89%

Total	$676	100%	66%

Currently, no loans are receiving interest deferral through forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.7 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/22
(c)	Collections for October - December